EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ron Daems, President, Chief Executive Officer, Secretary, and Director of Strata Oil & Gas Inc. (the “Company”), certify, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 20-F fairly presents, in all material respects, the financial condition and  results of operations of the Company.

Dated:  July 15, 2011

By:	/s/ Ron Daems
Name:	Ron Daems
Title:	President, Chief Executive Officer, Secretary, and Director

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.